	Household Home Equity Loan Trust 1999-1

	Distribution Number	57
	Beginning Date of Accrual Period	07/01/04
	End Date of Accrual Period	07/31/04
	Distribution Date	08/20/04
	Previous Distribution Date	07/20/04

	Funds Disbursement
	Available Funds for Distribution / Collected Funds	5,390,531.03
	Available Distribution Amount	5,345,009.76
	Principal Collections	4,564,262.74
	Interest Collections (net of servicing fee)	780,747.02
	Collections of Interest (net of servicing fee and principal recoveries)	780,747.02
	Principal recovery	-
	Distribution of Interest Collections
	Servicing Fee	45,521.27
	Extra Principal Distribution Amount	-
	Interest Paid	557,080.26
	To Class R	223,666.76

	Distribution of Principal Collections
	Principal Paid to Certificates	3,796,421.62
	Overcollateralization Release Amount	767,841.12

	Pool Balance
	Begin Principal Balance	109,251,059.78
	Adjustments	0.00
	Principal Collections (including repurchases)	(4,564,262.74)
	Charge-offs	(122,677.54)
	End Principal Balance	104,564,119.50

	Collateral Performance
	Cash Yield (% of beginning balance)	9.08%
	Charge off Rate (net of principal recoveries; % of beginning balance)	1.35%
	Net Yield	7.73%
	Realized Losses during the collection period	122,677.54

	Delinquent Loans (contractual)
	30-59 days principal balance of loan	4,630,954.50
	30-59 days number of loans	73
	60-89 days principal balance of loan	1,970,825.03
	60-89 days number of loans	29
	90+ days number of loans	93
	90+ days principal balance of loan	5,461,671.12

	Number of loans that went into REO during the collection period	2
	Principal balance of loans that went into REO during the collection period	83,510.77
	Principal balance of REO as of the end of the collection period	1,278,215.79

	Overcollateralization Reconcilliation
	Begin OC Amount	20,757,701.36
	Target OC Amount	19,867,182.70
	OC Deficiency	-
	OC Release Amount	767,841.12
	Charge-offs	122,677.54
	End OC Amount	19,867,182.70
	Monthly Excess Cash Flow	223,666.76

	Loan Repurchase Detail
	Number of loans purchased or substituted pursuant to 2.02 during the period	0.00
	Principal balance of loans purchased or substituted pursuant to 2.02 during the period	0.00
	Number of loans purchased or substituted pursuant to 2.04 during the period	0.00
	Principal balance of loans purchased or substituted pursuant to 2.04 during the period	0.00
	Number of loans purchased or substituted pursuant to 3.01 during the period	0.00
	Principal balance of loans purchased or substituted pursuant to 3.01 during the period	0.00
	Number of loans purchased or substituted pursuant to 3.07 during the period	0.00
	Principal balance of loans purchased or substituted pursuant to 3.07 during the period	0.00
	Substitutiion Adjustment Amounts	0.00
	Number of Home Equity Loans outstanding (Beginning of Collection Period)	1,945
	Number of Home Equity Loans outstanding (Ending of Collection Period)	1,878

	Other
	Stepdown	Yes
	Trigger Event	No
	Event of Default	No
	Pool Factor	0.1692618
	Principal Distribution Amount	3,796,421.62
	Principal Collections	4,564,262.74
	Extra Principal Distribution Amount	0.00
	O/C Release Amount	767,841.12

	Class A-1 Noteholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	-
	2. Principal Distribution per $1,000	-
	3. Interest Distribution per $1,000	-

	B. Calculation of Class A-1 Interest Due & Paid
	1. Class A-1 related Note Rate	6.83%
	2. Accrual Convention	30/360

	3. Class A-1 Principal Balance, BOP	-
	4. Class A-1 Interest Carryover Shortfall, BOP	-

	5. Class A-1 Interest Due	-
	6. Class A-1 Interest Paid	-
	7. Class A-1 unpaid Carryover Shortfall, EOP	-

	C. Calculation of Class A-1 Principal Due & Paid
	1. Class A-1 Principal Balance, BOP	-
	2. Class A-1 Principal Due	-
	3. Class A-1 Principal Paid	-
	4. Class A-1 Principal Balance, EOP	-

	5. Class A-1 Notes Balance as a % of the Total Certificate Balance, EOP	0
	6. Class A-1 Notes Balance as a percentage of the Pool Balance, EOP	0

	Class A-2 Noteholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	-
	2. Principal Distribution per $1,000	-
	3. Interest Distribution per $1,000	-

	B. Calculation of Class A-2 Interest Due & Paid
	1. Class A-2 related Note Rate	6.95%
	2. Accrual Convention	30/360

	3. Class A-2 Principal Balance, BOP	-
	4. Class A-2 Interest Carryover Shortfall, BOP	-

	5. Class A-2 Interest Due	-
	6. Class A-2 Interest Paid	-
	7. Class A-2 unpaid Carryover Shortfall, EOP	-

	C. Calculation of Class A-2 Principal Due & Paid
	1. Class A-2 Principal Balance, BOP	-
	2. Class A-2 Principal Due	-
	3. Class A-2 Principal Paid	-
	4. Class A-2 Principal Balance, EOP	-

	5. Class A-2 Notes Balance as a percentage of the Total Certificate Balance	0
	6. Class A-2 Notes Balance as a percentage of the Pool Balance, EOP	0

	Class A-3 Noteholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	24.946898
	2. Principal Distribution per $1,000	22.900720
	3. Interest Distribution per $1,000	2.046178

	B. Calculation of Class A-3 Interest Due & Paid
	1. Class A-3 related Note Rate	7.21%
	2. Accrual Convention	30/360

	3. Class A-3 Principal Balance, BOP	30,650,101.79
	4. Class A-3 Interest Carryover Shortfall, BOP	-

	5. Class A-3 Interest Due	184,156.03
	6. Class A-3 Interest Paid	184,156.03
	7. Class A-3 unpaid Carryover Shortfall, EOP	-

	C. Calculation of Class A-3 Principal Due & Paid
	1. Class A-3 Principal Balance, BOP	30,650,101.79
	2. Class A-3 Principal Due	2,061,064.81
	3. Class A-3 Principal Paid	2,061,064.81
	4. Class A-3 Principal Balance, EOP	28,589,036.98

	5. Class A-3 Notes Balance as a percentage of the Total Certificate Balance	0.337545112
	6. Class A-3 Notes Balance as a percentage of the Pool Balance, EOP	0.27341154

	Class A-4 Noteholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	18.650808
	2. Principal Distribution per $1,000	14.223932
	3. Interest Distribution per $1,000	4.426877

	B. Calculation of Class A-4 Interest Due & Paid
	1. Class A-4 related Note Rate	7.21%
	2. Accrual Convention	30/360

	3. Class A-4 Principal Balance, BOP	31,623,002.29
	4. Class A-4 Interest Carryover Shortfall, BOP	-

	5. Class A-4 Interest Due	190,001.54
	6. Class A-4 Interest Paid	190,001.54
	7. Class A-4 unpaid Carryover Shortfall, EOP	-

	C. Calculation of Class A-4 Principal Due & Paid
	1. Class A-4 Principal Balance, BOP	31,623,002.29
	2. Class A-4 Principal Due	610,491.15
	3. Class A-4 Principal Paid	610,491.15
	4. Class A-4 Principal Balance, EOP	31,012,511.14

	5. Class A-4 Notes Balance as a percentage of the Total Certificate Balance	0.366158592
	6. Class A-4 Notes Balance as a percentage of the Pool Balance, EOP	0.29658846

	Class M-1 Noteholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	17.467718
	2. Principal Distribution per $1,000	15.161691
	3. Interest Distribution per $1,000	2.306027

	B. Calculation of Class M-1 Interest Due & Paid
	1. Class M-1 related Note Rate	7.83%
	2. Accrual Convention	30/360

	3. Class M-1 Principal Balance, BOP	12,563,871.87
	4. Class M-1 Interest Carryover Shortfall, BOP	-

	5. Class M-1 Interest Due	81,979.26
	6. Class M-1 Interest Paid	81,979.26
	7. Class M-1 unpaid Carryover Shortfall, EOP	-

	C. Calculation of Class M-1 Principal Due & Paid
	1. Class M-1 Principal Balance, BOP	12,563,871.87
	2. Class M-1 Principal Due	538,998.13
	3. Class M-1 Principal Paid	538,998.13
	4. Class M-1 Principal Balance, EOP	12,024,873.74

	5. Class M-1 Notes Balance as a percentage of the Total Certificate Balance	0.141975309
	6. Class M-1 Notes Balance as a percentage of the Pool Balance, EOP	0.115

	Class M-2 Noteholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	20.863030
	2. Principal Distribution per $1,000	17.796705
	3. Interest Distribution per $1,000	3.066325

	B. Calculation of Class M-2 Interest Due & Paid
	1. Class M-2 related Note Rate	8.87%
	2. Accrual Convention	30/360

	3. Class M-2 Principal Balance, BOP	13,656,382.47
	4. Class M-2 Interest Carryover Shortfall, BOP	-

	5. Class M-2 Interest Due	100,943.43
	6. Class M-2 Interest Paid	100,943.43
	7. Class M-2 unpaid Carryover Shortfall, EOP	-

	C. Calculation of Class M-2 Principal Due & Paid
	1. Class M-2 Principal Balance, BOP	13,656,382.47
	2. Class M-2 Principal Due	585,867.53
	3. Class M-2 Principal Paid	585,867.53
	4. Class M-2 Principal Balance, EOP	13,070,514.94

	5. Class M-2 Notes Balance as a percentage of the Total Certificate Balance	0.154320988
	6. Class M-2 Notes Balance as a percentage of the Pool Balance, EOP	0.125

	HOUSEHOLD FINANCE CORPORATION
	HOUSEHOLD HOME EQUITY LOAN TRUST 1999-1

	The undersigned, a duly authorized representative of Household Finance
	Corporation, as Servicer ( the "Servicer" ), pursuant to a Pooling and Servicing
	Agreement dated as of November 1, 1999 (the "Pooling and Servicing Agreement"),
	by and among HFC Revolving Corporation, as Depositor, the Servicer, and
	JPMorgan Chase Bank (as successor to Bank One, National Association) as Trustee,
	does hereby certify with respect to the information set forth below as follows:

1	Capitalized terms used in this Certificate shall have the respective
	meanings set forth in the Pooling and Servicing Agreement.

2	Household Finance Corporation is, as of the date hereof, the
	Servicer under the Pooling and Servicing Agreement.

3	The undersigned is a Servicing Officer.

4	This Certificate relates to the Distribution Date occurring on August 20, 2004

5	As of the date hereof, to the best knowledge of the undersigned, the
	Servicer has performed in all material respects all its obligations
	under the Pooling and Servicing Agreement through the Collection Period
	preceding such Distribution Date.

6	As of the date hereof, to the best knowledge of the undersigned, no
	Event of Default has been deemed to have occurred on or prior to
	such Distribution Date.

	IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
	Certificate the 17th day of August, 2004.

	HOUSEHOLD FINANCE CORPORATION
	as Servicer

	By: /s/ Steven H. Smith
	Title: Servicing Officer